                        SUPPLEMENT DATED JULY 19, 2002 TO

                        PROSPECTUS DATED MAY 1, 2002 FOR

                       CORPORATE FLEXIBLE PREMIUM VARIABLE

                        UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VL SEPARATE ACCOUNT - D

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NOW AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT:

     AIM VARIABLE INSURANCE FUNDS
         AIM V.I. Basic Value: Series I
         AIM V.I. Mid Cap Core Equity Fund: Series I

2.   THE "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" ARE MODIFIED AS FOLLOWS:

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
 (as a percentage of underlying mutual fund net assets, after reimbursements and waivers)
---------------------------------------------------------------------------------------------------------------
                                                     Management      Other        12b-1      Total Underlying
                                                        Fees        Expenses       Fees        Mutual Fund
                                                                                                 Expenses
---------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value: Series I                          0.73%        0.57%        0.00%           1.30%
---------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund: Series I             0.73%        0.57%        0.00%           1.30%
---------------------------------------------------------------------------------------------------------------

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

3.   "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" IS MODIFIED AS
     FOLLOWS:

     AIM V.I. BASIC VALUE FUND: SERIES I


         Investment Objective: Long-term growth of capital. The Fund pursues its objective by investing, normally, at least 65% of its net assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.


     AIM V.I. MID CAP CORE EQUITY FUND: SERIES I

         Investment Objective: The Fund's objective is long-term growth of capital. The Fund seeks to meet this objective by investing, normally, at least 80% of its total net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-cap companies. The Fund may also invest up to 25% of its total assets in foreign securities.

4. "APPENDIX C: PERFORMANCE SUMMARY INFORMATION" IS TO INCLUDE THE FOLLOWING AS A FOOTNOTE TO THE TABLES:

         The AIM V.I. Basic Value: Series I and the AIM V.I. Mid Cap Core Equity
Fund: Series I were added to the Variable Account effective July 15, 2002, therefore performance information is not available.